                                                                    EXHIBIT 10.7






                                 LEASE AGREEMENT

                                 by and between

                        FREEDOM PLAZA LIMITED PARTNERSHIP

                         an Arizona limited partnership

                                  as "Landlord"


                                       and


                         AMERICAN RETIREMENT CORPORATION

                             a Tennessee corporation

                                   as "Tenant"

                                TABLE OF CONTENTS

1.       TERM....................................................................3
         1.1      TERM...........................................................3
         1.2      RENEWAL TERMS..................................................3

2.       RENT....................................................................3
         2.1      ADDITIONAL CHARGES.............................................3
         2.2      DIRECT PAYMENT TO GROUND LESSORS...............................4
         2.3      PRORATION FOR PARTIAL PERIODS..................................4
         2.4      ABSOLUTE NET LEASE.............................................4
         2.5      DELINQUENT NOTE PAYMENT........................................5

3.       TAXES, ASSESSMENTS AND OTHER CHARGES:...................................5
         3.1      TENANT'S OBLIGATIONS...........................................5
         3.2      PRORATION......................................................5
         3.3      RIGHT TO PROTEST...............................................6
         3.4      TAX BILLS......................................................6
         3.5      OTHER CHARGES..................................................6

4.       INSURANCE...............................................................6
         4.1      REQUIRED COVERAGE..............................................6
         4.2      NOTICE TO LANDLORD.............................................7
         4.3      NAMED INSUREDS.................................................7
         4.4      NOTICE OF CLAIMS...............................................7

5.       USE, MAINTENANCE AND ALTERATION OF THE PREMISES.........................8
         5.1      TENANT'S MAINTENANCE OBLIGATIONS...............................8
         5.2      REGULATORY COMPLIANCE..........................................8
         5.3      PERMITTED USE..................................................9
         5.4      NO LIENS; PERMITTED CONTESTS...................................9
         5.5      ALTERATIONS BY TENANT..........................................9

6.       CONDITION AND TITLE OF PREMISES........................................10
         6.1      CONDITION AND TITLE OF PREMISES...............................10
         6.2      RIGHT OF FIRST REFUSAL TO PURCHASE PREMISES...................11

7.       TENANT PERSONAL PROPERTY...............................................11
         7.1      TENANT PERSONAL PROPERTY......................................11
         7.2      REQUIREMENTS FOR TENANT PERSONAL PROPERTY.....................11

8.       REPRESENTATIONS, WARRANTIES AND COVENANTS..............................12
         8.1      MUTUAL REPRESENTATIONS AND WARRANTIES.........................12
         8.2      COVENANTS OF LANDLORD.........................................13

9.       FINANCIAL REPORTS......................................................15
         9.1      QUARTERLY STATEMENTS..........................................15
         9.2      MONTHLY REPORTS...............................................15
         9.3      ANNUAL STATEMENTS.............................................16
         9.4      BUDGETS.......................................................16
         9.5      REPORTS RECEIVED BY LANDLORD..................................20
         9.6      AUDITED FINANCIAL STATEMENTS OF LANDLORD.  ...................20

10.      EVENTS OF DEFAULT; REMEDIES............................................20
         10.1     EVENTS OF DEFAULT.............................................20
         10.2     LANDLORD'S REMEDIES...........................................22
         10.3     RECEIVERSHIP..................................................24
         10.4     REMEDIES CUMULATIVE; NO WAIVER................................24
         10.5     PERFORMANCE OF TENANT'S OBLIGATIONS BY LANDLORD...............25
         10.6     TENANT'S RIGHT OF SETOFF......................................26

11.      DAMAGE BY FIRE OR OTHER CASUALTY.......................................26
         11.1     RECONSTRUCTION USING INSURANCE................................26
         11.2     SURPLUS PROCEEDS..............................................26
         11.3     NO RENT ABATEMENT.............................................26
         11.4     END OF TERM...................................................26

12.      CONDEMNATION...........................................................27
         12.1     COMPLETE TAKING...............................................27
         12.2     PARTIAL TAKING................................................27
         12.3     LEASE REMAINS IN EFFECT.......................................28

13.      PROVISIONS ON TERMINATION OF TERM......................................28
         13.1     SURRENDER OF POSSESSION.......................................28
         13.2     REMOVAL OF PERSONAL PROPERTY..................................28
         13.3     MANAGEMENT OF PREMISES........................................29
         13.4     ASSIGNMENT OF RESIDENCY AGREEMENTS............................31
         13.5     CERTAIN AGREEMENTS RELATING TO THE NOTE.......................32

14.      NOTICES AND DEMANDS....................................................32

15.      RIGHT OF ENTRY; EXAMINATION OF RECORDS.................................33

16.      QUIET ENJOYMENT........................................................33

17.      APPLICABLE LAW.........................................................34

18.      HAZARDOUS MATERIALS....................................................34
         18.1     HAZARDOUS MATERIAL COVENANTS..................................34
         18.2     TENANT NOTICES TO LANDLORD....................................34
         18.3     PARTICIPATION IN HAZARDOUS MATERIALS CLAIMS...................35
         18.4     ENVIRONMENTAL ACTIVITIES......................................35
         18.5     HAZARDOUS MATERIALS...........................................35
         18.6     HAZARDOUS MATERIALS CLAIMS ...................................36
         18.7     HAZARDOUS MATERIALS LAWS......................................36

19.      ASSIGNMENT AND SUBLETTING..............................................36
         19.1     ..............................................................37
         19.2     ..............................................................38

20.      INDEMNIFICATION........................................................38
         20.1     ..............................................................38
         20.2     ..............................................................38

21.      TENANT AS PROVIDER; MLR DEPOSITS.......................................39
         21.1     PROVIDER......................................................39
         21.2     MLR DEPOSITS..................................................39
         21.3     TENANT MLR DEPOSITS...........................................39
         21.4     MLR INCOME....................................................39

22.      EXISTING LOAN; REFINANCING INDEBTEDNESS................................40
         22.1     ..............................................................40
         22.2     ..............................................................40
         22.3     ..............................................................41

23.      HOLDING OVER...........................................................42

24.      ESTOPPEL CERTIFICATES..................................................42

25.      ATTORNEYS' FEES........................................................43

26.      SEVERABILITY...........................................................43

27.      COUNTERPARTS...........................................................43

28.      BINDING EFFECT.........................................................43

29.      WAIVER AND SUBROGATION.................................................43

30.      MEMORANDUM OF LEASE....................................................44

31.      INCORPORATION OF RECITALS AND ATTACHMENTS..............................44

32.      TITLES AND HEADINGS....................................................44

33.      NATURE OF RELATIONSHIP; USURY SAVINGS CLAUSE...........................44

34.      ENTIRE AGREEMENT.......................................................45

35.      SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS..................45

36.      RIGHT TO RELY ON TENANT WITHOUT JOINDER OF LANDLORD....................45

37.      INTERPRETATION, ETC....................................................45
         37.1     ..............................................................45
         37.2     ..............................................................45
         37.3     ..............................................................46

38.      .......................................................................46

EXHIBITS

EXHIBIT A-1 - LEGAL DESCRIPTION OF PREMISES
EXHIBIT A-2 - LANDLORD PERSONAL PROPERTY
EXHIBIT A-3 - PERMITTED EXCEPTIONS
EXHIBIT B-    APPRAISAL PROCEDURE
SCHEDULE 1-   MINIMUM RENT

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT ("LEASE") is made and entered into as of the 1st day of April, 2002 by and between FREEDOM PLAZA LIMITED PARTNERSHIP, an Arizona limited partnership ("LANDLORD"), and AMERICAN RETIREMENT CORPORATION, a Tennessee corporation ("TENANT").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Ground Lease dated August 1, 1988, by and between Plaza II Limited Partnership, an Arizona limited partnership ("PLAZA II"), as lessor, and Landlord, as lessee, as amended by that certain Amendment to Ground Lease dated August 1, 1988 by and between Plaza II and Landlord, as further amended by that certain Amendment to Ground Lease effective September 1, 1992, by and between Plaza III Limited Partnership, an Arizona limited partnership (successor in interest to Plaza II) ("FREEDOM PLAZA GROUND LESSOR"), and Landlord, and as further amended by that certain Amendment to Ground Lease dated January 31, 1996, by and between Freedom Plaza Ground Lessor and Landlord (as amended, the "FREEDOM PLAZA GROUND LEASE"), Landlord has a long-term leasehold interest (the "INDEPENDENT LIVING LEASEHOLD INTEREST") in and to that certain real property located in Maricopa County, Arizona and more specifically described in Exhibit "A-1" attached hereto, together with all improvements thereon and all appurtenances thereto, presently used as a continuing care retirement community known as "FREEDOM PLAZA";

         WHEREAS, pursuant to that certain Ground Lease (as the same amended from time to time, the "PLAZA DEL RIO GROUND LEASE"; the Freedom Plaza Ground Lease and the Plaza del Rio Ground

Lease sometimes referred to herein individually or collectively as the "GROUND LEASE") dated 1998, by and between Sun Health Properties Leasing, an Arizona corporation (the "PLAZA DEL RIO GROUND LESSOR"; the Freedom Plaza Ground Lessor and the Plaza del Rio Ground Lessor sometimes referred to herein individually or collectively as the "GROUND LESSOR"), Landlord has a long-term leasehold interest (the "PLAZA DEL RIO LEASEHOLD INTEREST") in and to that certain real property located in Maricopa County, Arizona and more specifically described in Exhibit "A-1" attached hereto, together with all improvements thereon and all appurtenances thereto, presently used as a skilled nursing facility known as "PLAZA DEL RIO".

         WHEREAS, Landlord owns the existing furniture, machinery, equipment, appliances, fixtures, and other personal property currently used in connection with the operation of Freedom Plaza and/or Plaza del Rio ("LANDLORD PERSONAL PROPERTY"), which includes, without limitation, those items described in Exhibit "A-2" attached hereto. The Freedom Plaza Leasehold Interest and the Plaza del Rio Leasehold Interest and the Landlord Personal Property shall be collectively referred to in this Lease as the "PREMISES"; and

         WHEREAS, Landlord desires to lease the Premises to Tenant, and Tenant desires to lease the Premises from Landlord.

         NOW THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein, Landlord hereby leases and lets unto Tenant the Premises for the term and upon the conditions and provisions hereinafter set forth.

         1.       TERM.

                  1.1 TERM. The term of this Lease shall commence on April 1, 2002 (the "COMMENCEMENT Date") and shall end on July 13, 2018 (the "INITIAL TERM") unless extended pursuant to Section 1.2 of this Lease or earlier terminated in accordance with the provisions hereof. The Initial Term and all Renewal Terms (as hereinafter defined) are referred to collectively as the "TERM". (The 12 month period commencing on the first day of the first full month of the Initial Term and each subsequent 12 month period shall be referred to herein as a "LEASE YEAR".)

                  1.2 RENEWAL TERMS. The Term may be extended for two (2) separate renewal terms (each a "RENEWAL TERM"), the first Renewal Term being for a term of ten (10) years (which shall extend the Term through July 13, 2028), and the second Renewal Term being for a term of five (5) years, five (5) months and eighteen (18) days (which shall extend the Term through December 31, 2033), upon the satisfaction of all of the following terms and conditions:

                           1.2.1 Not less than one hundred eighty (180) days before the date on which the then current Term expires, Tenant shall give Landlord written notice that Tenant desires to exercise its right to extend the then current Term for one (1) Renewal Term.

                           1.2.2 All other provisions of this Lease shall remain in full force and effect and shall continuously apply throughout the Renewal Term(s).

         2. RENT. During the Initial Term and, if applicable, all Renewal Terms, minimum rent ("MINIMUM RENT") shall be paid by Tenant to Landlord monthly in advance on the first business day of each month in the amounts set forth on
Schedule 1 attached hereto and incorporated herein.

                  2.1 ADDITIONAL CHARGES. Tenant will also pay, and discharge as and when due, (a) all other amounts, liabilities, obligations and taxes which Tenant assumes or agrees to pay under this

Lease directly to the applicable taxing authority or other appropriate payee, and (b) in the event of any failure on the part of Tenant to pay any of those items referred to in clause (a) above, Tenant will also promptly pay and discharge every fine, penalty, interest and cost which may be added for non-payment or late payment of such items (such liabilities, charges, etc. being referred to as "ADDITIONAL CHARGES"). Landlord shall have all rights, powers and remedies provided in this Lease, by statute or otherwise, in the case of non-payment of the Additional Charges, as well as the Minimum Rent. To the extent that Tenant pays any Additional Charges to Landlord pursuant to any requirement of this Lease, Tenant shall be relieved of its obligation to pay such Additional Charges to the entity to which such Additional Charges would otherwise be due.

                  2.2 DIRECT PAYMENT TO GROUND LESSORS. Tenant shall pay any rent or additional charges due under the Ground Lease (the "GROUND LEASE RENT") directly to the Ground Lessor(s) entitled thereto.

                  2.3 PRORATION FOR PARTIAL PERIODS. The Rent for any month during the Term that begins or ends on other than the first or last calendar day of a month shall be prorated based on actual days elapsed.

                  2.4 ABSOLUTE NET LEASE. All Rent payments shall be absolutely net to the Landlord free of taxes (other than federal or state income, or similar taxes calculated on the income, revenue or receipts of Landlord), assessments, utility charges, operating expenses, refurnishings, insurance premiums or any other charge or expense in connection with the Premises. All expenses and charges in connection with the Premises (including without limitation all expenses and charges due under the Ground Lease) whether for upkeep, maintenance, repair, refurnishing, refurbishing, restoration, replacement, insurance premiums, real estate or other property taxes, utilities and other operating or other charges of a like nature or otherwise, shall be paid by Tenant.

                  2.5 DELINQUENT NOTE PAYMENT. Notwithstanding anything to the contrary set forth herein, in the event Landlord shall fail to make any payments of principal and/or interest under that certain Promissory Note (the "NOTE") of even date herewith in the principal amount of $18,756,374 when due (each a "DELINQUENT NOTE PAYMENT"), and so long as no Event of Default then exists under this Lease, Tenant shall have the right to reduce the next monthly installment of Minimum Rent by an amount equal to the Delinquent Note Payment. The reduction in Minimum Rent set forth in this Section 2.5 shall not be construed as a novation of the Note or as a waiver of the right of acceleration thereunder or of the right of any holder thereafter to insist upon strict compliance with the terms of the Note or to prevent the exercise of such right of acceleration or any other right granted thereunder or by applicable laws

         3.       TAXES, ASSESSMENTS AND OTHER CHARGES:

                  3.1 TENANT'S OBLIGATIONS. Tenant agrees to pay and discharge (including the filing of all required returns) any and all taxes, including but not limited to real estate and personal property taxes and lease or rent taxes (but excluding federal or state income, franchise, excise or similar taxes calculated on the income, revenue, or receipts of Landlord), and other assessments levied or assessed against the Premises or any interest therein during the Term, prior to delinquency or imposition of any fine, penalty, interest or other cost.

                  3.2 PRORATION. At the end of the Term, all such taxes and assessments under Section 3.1 shall be prorated.

                  3.3 RIGHT TO PROTEST. Tenant shall have the right, but not the obligation, to protest the amount or payment of any real or personal property taxes or assessments levied against the Premises, this Lease or the Rent payable hereunder; provided that in the event of any protest by Tenant, Landlord shall not incur any expense because of any such protest, Tenant shall diligently and continuously prosecute any such protest and shall provide security satisfactory to Landlord in connection with such protest.

                  3.4 TAX BILLS. Tenant shall endeavor to have all tax bills relating to the Premises delivered directly to Tenant by the applicable taxing authorities; provided, however, that Landlord shall promptly forward to Tenant copies of all tax bills and payment receipts relating to the Premises received by Landlord. Notwithstanding anything to the contrary herein, Landlord shall be solely responsible for any fees, penalties or interest that accrue solely as a result of Landlord's failure to promptly forward such copies.

                  3.5 OTHER CHARGES. Tenant agrees to pay and discharge, prior to delinquency, all electricity, gas, garbage collection, cable television, telephone, water, sewer, and other utilities costs and all other charges, obligations or deposits assessed against the Premises during the Term.

         4.       INSURANCE.

                  4.1 REQUIRED COVERAGE. Tenant shall maintain insurance of such kinds and amounts as Tenant and Tenant's affiliates maintain for similar communities that they own or manage and as required pursuant to the provisions of any Approved Loan Documents (as hereinafter defined). Notwithstanding the foregoing, Tenant shall at all times maintain so-called "all-risk" casualty insurance, with reasonable deductibles, in an amount equal to the full insurable value of the Premises (as determined by Tenant in its reasonable discretion).

                  4.2 NOTICE TO LANDLORD. At the commencement of the Term, and, upon Landlord's request, promptly following each anniversary of the date of this Lease, Tenant shall furnish Landlord with a schedule setting forth the kinds and amounts of insurance Tenant intends to procure in connection with the operation of the Premises, which schedule shall include, in addition to the kinds and amounts of insurance required to be maintained pursuant to any Approved Loan Documents, such other kinds and amounts of insurance as may be required under the terms of this Lease.

                  4.3 NAMED INSUREDS. All policies of liability insurance shall name the Landlord, Tenant and such other parties as may be required by the provisions of any note, loan agreement or mortgage as the insured thereunder, as their respective interests may appear. All policies of hazard insurance and business interruption insurance shall include loss payment clauses in the form required by any Approved Loan Documents. All insurance shall be obtained at the Tenant's expense. The originals of all policies of insurance and duplicates thereof shall be delivered to Landlord and to any lender, as Landlord shall direct.

                  4.4 NOTICE OF CLAIMS. Landlord and Tenant each shall give prompt notice to the other of any third party claims made against either or both of them, and shall cooperate fully with each other and with any insurance carrier to the end that all such claims will be properly investigated, defended and adjusted.

         5.       USE, MAINTENANCE AND ALTERATION OF THE PREMISES.

                  5.1      TENANT'S MAINTENANCE OBLIGATIONS.

                           5.1.1 Except as provided in Sections 11 and 12, Tenant will keep and maintain the Premises in good appearance, repair and condition. Tenant shall make or cause to be made all repairs, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, necessary to keep the Premises in good order and condition, ordinary wear and tear excepted.

                           5.1.2 As part of Tenant's obligations under this
         Section 5.1, Tenant shall maintain in good condition, repair and replace all material items of personal property, ordinary wear and tear excepted, consistent with prudent business practices.

                  5.2      REGULATORY COMPLIANCE.

                           5.2.1 Tenant shall comply in all material respects with any federal, state and local licensing and other laws and regulations applicable to the continuing care retirement community on the Premises (the "RETIREMENT CARE FACILITIES"). Tenant shall maintain, subject to all applicable notice or cure periods or procedures, all licenses, certificates, permits and approvals necessary for the operation of the Retirement Care Facilities issued by the State of Arizona or any other governmental authority having jurisdiction over the Retirement Care Facilities. Neither Landlord nor Tenant shall commit any act or omission that would in any way violate such compliance.

                           5.2.2 During the Term, all inspection fees, costs and charges associated with a change of any licensure or certification shall be borne solely by Tenant.

                  5.3 PERMITTED USE. Tenant shall use and occupy the Premises during the Term primarily as a facility for senior housing, retirement housing, independent living, assisted living, skilled and intermediate nursing, subacute care, Alzheimer's care, and/or related or ancillary uses (the "PERMITTED USE").

                  5.4 NO LIENS; PERMITTED CONTESTS. Except as contemplated by Section 22 hereof, Tenant shall not cause or permit any liens, levies or attachments to be placed or assessed against Landlord's interest in the Premises for any reason. However, Tenant shall be permitted in good faith and at its expense to contest the existence, amount or validity of any lien upon the Premises by appropriate proceedings sufficient to prevent the collection or other realization of the lien or claim so contested, as well as the sale, forfeiture or loss of any of the Premises. Tenant shall provide Landlord with security satisfactory to Landlord in Landlord's reasonable judgment to assure the foregoing if the amount in dispute exceeds $150,000. Each contest permitted by this Section 5.4 shall be promptly and diligently prosecuted to a final conclusion by Tenant.

                  5.5 ALTERATIONS BY TENANT. Tenant shall have the right of altering, improving, replacing, modifying or expanding the facilities, equipment or appliances in the Premises from time to time as it may determine in its discretion; provided, however, that any structural alteration or modification to the Premises that materially alters or changes the character or use of any material portion of the improvements comprising the Premises shall require the prior written consent of the Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed. The cost of all alterations, improvements, replacements, modifications, expansions or other purchases covered by this
Section 5.5 shall be borne solely and exclusively by Tenant and shall immediately become a part of the Premises and be subject to the terms and conditions of this Lease. All work performed in connection therewith shall be done in a good and workmanlike manner and in material compliance with all existing codes and regulations pertaining to the Premises and shall comply with the requirements of insurance policies required under this Lease. In the event any material item of the Premises has become inadequate, obsolete or worn out or requires replacement (by direction of any regulatory body or otherwise), Tenant shall remove such item(s) and exchange or replace the same at Tenant's sole cost and the same shall become part of the Premises.

         6.       CONDITION AND TITLE OF PREMISES.

                  6.1 CONDITION AND TITLE OF PREMISES. Tenant accepts the Premises on an "AS IS, WHERE IS, WITH ALL FAULTS" basis and will assume all responsibility and cost for the correction of any observed or unobserved deficiencies or violations. In making its decision to enter into this Lease, Tenant has not relied on any representations or warranties, express or implied, of any kind from Landlord. Notwithstanding any other provision of this Lease to the contrary, Tenant accepts the Premises in their present condition, AS IS, WHERE IS, WITH ALL FAULTS, and without any representations or warranties whatsoever, express or implied, including, without limitation, any express or implied representations or warranties as to the fitness, use, suitability, or condition of the Premises. Tenant hereby represents and warrants to Landlord that Tenant is thoroughly familiar with the Premises and the condition thereof, that Tenant is relying on Tenant's own personal knowledge of the condition of the Premises, that neither Landlord nor any person or entity acting or allegedly acting for or on behalf of Landlord has made any representations, warranties, agreements, statements, or expressions of opinions in any way or manner whatsoever related to the condition of the Premises. Tenant acknowledges that title to the Premises is subject to the encumbrances and other exceptions to title set forth more fully on Exhibit "A-3" (the "PERMITTED EXCEPTIONS").

                  6.2 RIGHT OF FIRST REFUSAL TO PURCHASE PREMISES. Intentionally Omitted.

         7.       TENANT PERSONAL PROPERTY.

                  7.1 TENANT PERSONAL PROPERTY. Tenant shall install, place, and use on the Premises such fixtures, furniture, equipment, inventory and other personal property in addition to Landlord Personal Property as Tenant may, from time to time, deem necessary or useful to operate the Premises for its permitted purposes. All fixtures, furniture, equipment, inventory, and other personal property installed, placed, or used on the Premises which is owned by Tenant or leased by Tenant from third parties is hereinafter referred to as "TENANT PERSONAL PROPERTY."

                  7.2 REQUIREMENTS FOR TENANT PERSONAL PROPERTY. Tenant shall comply with all of the following requirements in connection with Tenant Personal Property:

                           7.2.1 Tenant shall, at Tenant's sole cost and expense, maintain, repair, and replace Tenant Personal Property;

                           7.2.2 Tenant shall, at Tenant's sole cost and expense, keep Tenant Personal Property insured against loss or damage by fire, vandalism and malicious mischief, and other physical loss perils commonly covered by "all risk" insurance. Tenant shall use the proceeds for any such policy for the repair and replacement of Tenant Personal Property. The insurance shall meet the requirements of Section 4.1.

                           7.2.3 Tenant shall pay all taxes applicable to Tenant Personal Property.

                           7.2.4 Unless an Event of Default has occurred, Tenant may remove Tenant Personal Property from the Premises from time to time provided that (i) the items removed are not required to operate the Premises for the Permitted Use hereunder (unless such items are being replaced by Tenant); and (ii) Tenant repairs any damage to the Premises resulting from the removal of Tenant Personal Property.

         8.       REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  8.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Landlord and Tenant do hereby each for itself represent and warrant to each other as follows:

                           8.1.1 DUE AUTHORIZATION AND EXECUTION. This Lease and all agreements, instruments and documents executed or to be executed in connection herewith by either Landlord or Tenant were duly authorized and shall be binding upon the party that executed and delivered the same.

                           8.1.2 DUE ORGANIZATION. Landlord and Tenant are duly organized, validly existing and in good standing under the laws of the State of their respective formations and are duly authorized and qualified to do all things required of the applicable party under this Lease within the State of Arizona.

                           8.1.3 NO BREACH OF OTHER AGREEMENTS. Neither this Lease nor any agreement, document or instrument executed or to be executed in connection herewith by either Landlord or Tenant, violates the terms of any other agreement to which either Landlord or Tenant is a party where such violation would have a material adverse effect.

                  8.2 COVENANTS OF LANDLORD. Landlord hereby makes the following covenants and agreements:

                           8.2.1 NO CONVEYANCE. During the Term, the Premises will not be sold, transferred, encumbered or conveyed by Landlord, nor shall Landlord permit the sale, transfer, encumbrance, pledge, hypothecation or conveyance of any interest in Landlord or any interest in any equity holder in Landlord, without, in each instance, Tenant's prior written consent, which consent shall not be unreasonably withheld. Without limiting the foregoing, any such sale, transfer, encumbrance, pledge, hypothecation or conveyance shall be made expressly subject to the terms and provisions of this Lease. Landlord shall not sell, transfer, take, remove or convey any assets or items or personal property associated with, or comprising any portion of, the Premises, or associated or related to, the Premises without first obtaining the prior written consent of Tenant, which shall be granted or denied in Tenant's sole discretion.

                           8.2.2 NO INDEPENDENT LANDLORD ACTIONS. For so long as Tenant is in compliance with the terms of this Lease, Landlord shall take no action with respect to any aspect of the business or operation of the Premises without Tenant's prior written consent, which may be granted or denied by Tenant in its sole discretion. Neither party shall take any action that constitutes, or could constitute or give rise to, a breach under any Approved Loan Document or any other agreement that is material to the Premises.

                           8.2.3 NO INCURRENCE OF INDEBTEDNESS. Landlord will not incur any indebtedness, obligation or liability, directly or indirectly, that is secured or to be secured by all or a portion of the Premises, without the prior written consent of Tenant, which may be granted or denied in Tenant's sole discretion.

                           8.2.4 NO OTHER ACTIVITIES. Landlord will not engage in any business activity other than those activities required to own the Premises subject to the provisions of this Lease and performance of its obligations hereunder.

                           8.2.5 TAX ACCOUNTING POLICIES. Landlord will not change any federal or state tax accounting policies without Tenant's prior written consent, which may be granted or denied in Tenant's sole discretion.

                           8.2.6 COOPERATION. Landlord shall cooperate with Tenant in good faith with respect to all aspects of the operation of the Premises.

                           8.2.7 PERMITTED EXCEPTIONS. There are no liens or encumbrances affecting the Premises, other than the Permitted Exceptions, and Landlord shall not allow any liens or encumbrances to affect the Premises other than the Permitted Exceptions.

                           8.2.8 RESIDENCY AGREEMENTS; LANDLORD'S SUBORDINATION. As used in this Lease, "RESIDENCY AGREEMENTS" shall mean all residency agreements, lifecare contracts, service agreements, occupancy agreements, leases or similar agreements with residents, tenants or occupants, of any unit or portion of the Premises, whether now or hereafter existing. Landlord has assigned to Tenant all Residency Agreements existing on the date of this Lease, and Tenant has assumed Landlord's obligations thereunder, all pursuant to the Assignment and Assumption Agreement of even date herewith (the "ASSIGNMENT AND ASSUMPTION AGREEMENT"). During the term of this Lease, Tenant shall have the right to enter into Residency Agreements with tenants, residents or occupants of the Premises on such terms as Tenant shall deem advisable or desirable in Tenant's sole discretion and without the consent of Landlord. All of Landlord's right, title and interest in the Premises (including, without limitation, Landlord's reversion interest in the Premises) shall automatically be subordinate to the rights of residents, tenants and occupants under the Residency Agreements and Landlord shall recognize the rights of, and shall not disturb, the residents, tenants and occupants under the Residency Agreements before and after termination of this Lease. At the request of any such resident, tenant or occupant, Landlord shall deliver satisfactory evidence that Landlord has so subordinated all of its right, title and interest in the Premises. The residents under the Residency Agreements are express, intended third-party beneficiaries of the provisions of this Section 8.2.8.

         9.       FINANCIAL REPORTS.

                  9.1      QUARTERLY STATEMENTS. On or before the twenty-fifth
(25th) day after the end of each calendar quarter, Tenant shall deliver to Landlord, and to any persons designated by Landlord, a balance sheet of the Premises as of the end of such quarter, and a statement of income and a statement of changes in cash flows and capital accounts of the Premises for such quarter and for the portion of the operating year ended on the last day of such quarter.

                  9.2 MONTHLY REPORTS. Tenant shall deliver to the Landlord monthly a written summary of results as reasonably necessary to inform Landlord of the status of the affairs of the Premises and of the status and resolution of any written, material complaints received by Tenant from residents of the Premises, the Department (as hereinafter defined) or any other governmental authorities having jurisdiction over the Premises.

                  9.3 ANNUAL STATEMENTS. Tenant shall deliver to Landlord, and to any persons designated by Landlord, within three (3) months after the end of each operating year, a balance sheet of the Premises as of the end of such year, and a statement of income and a statement of changes in cash flows and capital accounts for such year, in form reasonably satisfactory to Landlord. Landlord may, at Landlord's expense, request an audited financial statement prepared by certified public accountants designated by Landlord and approved by Tenant. Tenant shall prepare and timely submit for Landlord's approval the annual report (the "ANNUAL REPORT") to be submitted to the Arizona Insurance Department (the "DEPARTMENT") and any reports required in connection with the Existing Loan (as hereinafter defined) or Refinancing Indebtedness (as hereinafter defined).

                  9.4      BUDGETS.

                           9.4.1 Upon Landlord's request, not more than 60 days prior to commencement of each full fiscal year during the term of this Lease (commencing with fiscal year 2003), Tenant shall submit to Landlord, for Landlord's approval in accordance with the standards set forth below, a proposed annual operating budget for the Premises (the "ANNUAL BUDGET"), which Annual Budget shall include estimated revenues, operating expenses, capital expenditures and any proposed new indebtedness for the ensuing fiscal year. Tenant may revise the Annual Budget from time to time to reflect any unanticipated items of revenue or expense or any unanticipated or other unforeseen event or circumstance. Any such revision shall be submitted to Landlord for approval based upon the standards set forth below. Tenant may reallocate all or any portion of any amount budgeted with respect to any item(s) in the Annual Budget to another item(s) budgeted therein provided that the aggregate expenditures in the Annual Budget are not increased by more than ten percent (10%) during any fiscal year. Upon the request of Landlord, Tenant shall provide Landlord with the data and information utilized in preparing the Annual Budget (or any revisions thereto) to the extent reasonably necessary to allow Landlord to evaluate the proposed Annual Budget (or revisions thereto).

                  9.4.2 Tenant agrees that Tenant will establish an appropriate rate structure (in compliance with any required regulatory approvals) and/or secure financing or capital through other prudent means set forth in the Annual Budget (or revisions thereto) to provide sufficient funds for the maintenance and operation of the Premises as a "first class" community and in accordance with the terms of this Lease.

                  9.4.3 Tenant shall not be deemed to have made, and Tenant specifically disclaims, any assurance, guarantee, warranty or representation whatsoever in connection with the Annual Budget, any revision thereto, or with respect to any item or matter shown or reflected therein, including (without limitation) any guaranty or assurance that actual results or performance will be consistent with any Annual Budget. Landlord acknowledges that the Annual Budget (including revisions thereto) and all estimates and projections furnished in connection therewith or reflected therein are intended only to be reasonable estimates based on Tenant's professional judgment at the time of preparation, and that actual results will differ. Under no circumstance shall a difference between actual results and those projected or forecast in an Annual Budget (or any revision thereto) result in an Event of Default hereunder or give rise to a cause of action by Landlord against Tenant.

                  9.4.4 Any approval of Landlord required under this Section 9.4 shall not be unreasonably withheld, conditioned or delayed, and shall be deemed given unless a specific written objection (including a detailed explanation of the reasons underlying such objection) is delivered by Landlord to Tenant within thirty (30) days after submission of the proposed Annual Budget or revisions thereto, as the case may be. Notwithstanding anything herein to the contrary, Landlord may disapprove any Annual Budget (or revision thereto) only if Landlord reasonably and in good faith determines that (i) the operating plans and assumptions underlying such Annual Budget are materially detrimental to the long-term financial viability of the Retirement Care Facilities, and (ii) Tenant does not have the financial resources necessary to satisfy its obligations under this Lease as and when they come due.

                  9.4.5 Neither Landlord's disapproval or objection to any proposed Annual Budget (or revision thereto) or any dispute relating to matters referred to in this Section 9.4 shall under any circumstances be deemed to be an Event of Default under this Lease. In the event Landlord shall disapprove any proposed Annual Budget (or revision thereto), or in the event of a dispute with respect to the matter referred to in this Section 9.4, and Landlord and Tenant are unable to resolve the disputed matters submitted by Landlord within fifteen (15) days, then such disputed or objectionable matters shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Any such arbitration shall be conducted in Phoenix, Arizona. Until such time as Landlord and Tenant are able to resolve the disputed or objectionable matters, through arbitration or otherwise, the aggregate amount of expenses reflected in the Annual Budget for the preceding fiscal year, plus or minus, at Tenant's discretion, the greater of (x) ten percent (10%) thereof or
         (y) the increase in the cost of living from the first day of the preceding fiscal year based upon the Consumer Price Index - United States (1982=100), Medical Costs, published by the bureau of Labor Statistics of the United States Department of Labor, shall be the amount of expenses authorized by the Annual Budget in effect until such time as a new Annual Budget has been approved by Landlord.

                  9.4.6 Notwithstanding anything to the contrary herein, Landlord's approval of any Annual Budget (or revision thereto) shall not be required if the Premises had an actual debt service coverage ratio of 1.6 to 1.0 for the previous fiscal year and the

         Premises are reasonably projected to have a debt service coverage ratio of 1.6 to 1.0 for the current fiscal year.

                  9.5 REPORTS RECEIVED BY LANDLORD. Landlord shall within five (5) days of receipt thereof deliver to the Tenant all federal, state and local licensing, regulatory, reimbursement or other governmental reports received by Landlord as to the Premises or any portion thereof, and all written complaints received by Landlord from residents of the Premises.

                  9.6 AUDITED FINANCIAL STATEMENTS OF LANDLORD. For each fiscal year of Landlord during the Term of this Lease (which shall be the calendar year), Landlord shall prepare annual audited financial statements of Landlord, and shall timely deliver such statements to Tenant to be filed by Tenant as a supplement to the Annual Report. So long as Landlord is in compliance with this provisions of this Lease, (a) the cost of such audit shall be paid by Tenant and (b) Tenant shall, with all reasonable assitance of Landlord, maintain the books and records of Landlord to the extent reasonably practicable based upon Tenant's knowledge of Landlord's interest in the Premises.

         10.      EVENTS OF DEFAULT; REMEDIES.

                  10.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an event of default on the part of Tenant hereunder ("EVENT OF DEFAULT"):

                           10.1.1 The failure to pay within ten (10) calendar days of the date when due any Minimum Rent;

                           10.1.2 The appointment of a receiver, trustee, or liquidator for Tenant, or any of the property of Tenant, if within ten
         (10) business days of such appointment Tenant does not inform Landlord in writing that Tenant intends to cause such appointment to be discharged or Tenant does not thereafter diligently prosecute such discharge to completion within one hundred and twenty
         (120) days after the date of such appointment;

                           10.1.3 The filing by Tenant of a voluntary petition under any federal bankruptcy law or under the law of any state to be adjudicated as bankrupt or for any arrangement or other debtor's relief, or in the alternative, if any such petition is involuntarily filed against Tenant by any other party and Tenant does not within ten
         (10) business days of any such filing inform Landlord in writing of the intent by Tenant to cause such petition to be dismissed, if Tenant does not thereafter diligently prosecute such dismissal, or if such filing is not dismissed within one hundred and twenty (120) days after filing thereof;

                           10.1.4 The failure to make any payment required under the Ground Lease or under the Existing Loan, subject in each case to all applicable grace and/or notice and cure periods or procedures;

                           10.1.5 The failure to make any monetary payment required by Tenant under this Lease not covered in Section 10.1.1 or
         Section 10.1.4 or the failure to perform or comply in any material respect with any other term or provision of this Lease not requiring the payment of money, or the breach of any representation or warranty of Tenant in this Lease; provided, however, if the default described in this Section 10.1.5 is curable it shall be deemed cured, if within thirty (30) business days of Tenant's receipt of a notice of default from Landlord, Tenant cures such default; provided, further, that if such default cannot with due diligence be cured within a period of thirty (30) days because of the nature of the default or delays beyond the control of Tenant, then such default shall not constitute an Event of Default if Tenant uses its best efforts to cure such default by promptly commencing and diligently pursuing such cure to the completion thereof;

                           10.1.6 In the event that any resident or former resident does not timely receive any refund of entry fees pursuant to the terms of any applicable Residency Agreement (an "ENTRY FEE REFUND") that is due during the Term of this Lease, and Tenant does not promptly make such Entry Fee Refund after receiving notice of such failure;

                           10.1.7 If Tenant shall vacate, abandon or otherwise cease to operate the Premises for a period of twenty-four (24) consecutive hours or shall notify Landlord that Tenant intends to vacate, abandon or cease to transact business from and upon the Premises (a "VOLUNTARY ABANDONMENT"); and

                           10.1.8 If the Department initiates proceedings to assume control over Plaza del Rio and Freedom Plaza, and any such proceeding is not dismissed or stayed within ninety (90) days of commencement of such proceeding.

                  10.2 LANDLORD'S REMEDIES. Upon the occurrence of an Event of Default and during the continuance thereof, Landlord may exercise all rights and remedies under this Lease and the laws of the State of Arizona available to a lessor of real and personal property in the event of a default by its lessee. Without limiting the foregoing, Landlord shall have the right to do any of the following:

                           10.2.1 Sue for the specific performance of any covenant of Tenant under this Lease as to which Tenant is in breach;

                           10.2.2 Upon compliance with the requirements of applicable law and to the extent allowed thereunder, Landlord may do any of the following: enter upon the Premises, terminate this Lease, dispossess Tenant from the Premises and/or collect money damages by reason of Tenant's breach, including without limitation all rent which would have accrued after such termination and all obligations and liabilities of Tenant under this Lease which survive the termination of the Term;

                           10.2.3 Elect to leave this Lease in place and sue for rent and/or other money damages as the same come due;

                           10.2.4 Before or after repossession of the Premises pursuant to Section 10.2.2, and whether or not this Lease has been terminated, Landlord shall have the right (but shall be under no obligation except to the extent required by applicable law) to relet any portion of the Premises to such tenant or tenants, for such term or terms (which may be greater or less than the remaining balance of the Term), for such rent, or such conditions (which may include concessions or free rent) and for such uses, as Landlord, in its absolute discretion, may determine, and Landlord may collect and receive any rents payable by reason of such reletting. Tenant agrees to pay Landlord, immediately upon demand, all reasonable expenses incurred by Landlord in obtaining possession and in reletting any of the Premises, including fees, commissions and costs of attorneys, architects, agents and brokers;

                           10.2.5 If the Event of Default shall be or include a Voluntary Abandonment,

         Landlord may, in addition to any other remedy authorized or permitted herein or by applicable law, either directly or acting by and through a duly appointed Receiver, enter upon and take possession of the Premises without terminating this Lease and thereupon and thereafter, Section
         8.2.2 hereof notwithstanding, conduct and operate the business and operations of the Premises on behalf of and for the account of Tenant, and for such purposes Tenant shall and does hereby designate, constitute and appoint Landlord and/or such Receiver, as Tenant's true and lawful attorney in fact, which appointment shall conclusively be deemed coupled with an interest, and which appointment shall not be revocable prior to the expiration of a period of one (1) year from and after the occurrence of such Event of Default.

                  10.3 RECEIVERSHIP. Tenant acknowledges that one of the rights and remedies available to Landlord under applicable law is to secure a court-appointed receiver to take possession of the Premises or any portion thereof, to collect the rents, issues, profits and income of the Premises or any portion thereof, and to manage the operation of the Premises or any portion thereof. The receiver shall be entitled to a reasonable fee for its services as a receiver. All such fees and other expenses of the receivership estate shall be added to the monthly rent due to Landlord under this Lease.

                  10.4 REMEDIES CUMULATIVE; NO WAIVER. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. No failure of Landlord to insist at any time upon the strict performance of any provision of this Lease or to exercise any option, right, power or remedy contained in this Lease shall be construed as a waiver, modification or relinquishment thereof as to any similar or different breach (future or otherwise) by Tenant. A receipt by Landlord of any rent or other sum due hereunder with knowledge of the breach of any provision contained in this Lease shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in a writing signed by Landlord.

                  10.5 PERFORMANCE OF TENANT'S OBLIGATIONS BY LANDLORD. If Tenant at any time after applicable notice and cure periods shall fail to make any payment or perform any act on its part required to be made or performed under this Lease, then Landlord may, without waiving or releasing Tenant from any obligations or default of Tenant hereunder, make any such payment or perform any such act for the account and at the expense of Tenant, and may enter upon the Premises for the purpose of taking all such action thereon as may be reasonably necessary therefor. No such entry shall be deemed an eviction of Tenant. All reasonable sums so paid by Landlord and all necessary and incidental costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection with the performance of any such act by Landlord, together with interest at the rate of the Prime Rate as reported daily by the Wall Street Journal plus 5% (or if said interest rate is violative of any applicable statute or law, then the maximum interest rate allowable) from the date of the making of such payment or the incurring of such costs and expenses by Landlord, shall be payable by Tenant to Landlord on demand.

                  10.6 TENANT'S RIGHT OF SETOFF. In addition to any other right or remedy that Tenant may have at law, equity or otherwise, Tenant shall have the express right to offset against Rent or other sums due hereunder any amount(s) to which Tenant is due, directly or indirectly, as a result of Landlord's breach of any provision of this Lease.

         11.      DAMAGE BY FIRE OR OTHER CASUALTY.

                  11.1 RECONSTRUCTION USING INSURANCE. In the event of damage or destruction of the Premises, Tenant shall forthwith notify Landlord and diligently repair or reconstruct the same to a condition similar to that which existed prior to such damage or destruction. In the event of any material, structural damage or destruction of the Premises, Tenant shall undertake such repair or reconstruction work pursuant to plans and specifications reasonably acceptable to Landlord. Any net insurance proceeds payable with respect to the casualty shall be used for the repair or reconstruction of the Premises. If such proceeds are insufficient for such purposes, Tenant shall provide the required additional funds.

                  11.2 SURPLUS PROCEEDS. If there remains any surplus of insurance proceeds after the completion of the repair or reconstruction of the Premises, such surplus shall belong to and be paid to Tenant.


                  11.3 NO RENT ABATEMENT. The rent payable under this Lease shall not abate by reason of any damage or destruction of the Premises by reason of an insured or uninsured casualty. Tenant hereby waives all rights under applicable law to abate, reduce or offset rent by reason of such damage or destruction.

                  11.4 END OF TERM. Notwithstanding any other provision of this
Section 11, if the

Premises are more than 30% destroyed (measured by square footage) by casualty during the last twenty-four (24) months of the Initial Term or any Renewal Term, Tenant may terminate this Lease by written notice to Landlord delivered within thirty (30) days after the date of such casualty, in which event Landlord shall retain all insurance proceeds and Tenant shall have no obligation to repair or reconstruct the Premises.

         12.      CONDEMNATION.

                  12.1 COMPLETE TAKING. If during the Term all or substantially all of the Premises is taken or condemned by any competent public or quasi-public authority (which shall include a taking of a part of the Premises such that the remaining portion is unsuitable or not economically feasible for continued operation by Tenant as contemplated hereby, as determined by Tenant), then Tenant may, at Tenant's election, made within thirty (30) days of such taking by condemnation, terminate this Lease, and the current Minimum Rent shall be prorated as of the date of such termination. The award payable upon such taking shall be allocated between Landlord and Tenant as so allocated by the taking authority. In the absence of such allocation by the taking authority, the award shall be allocated as agreed by Landlord and Tenant. Failing such agreement within thirty (30) days after the effective date of such taking, the award shall be allocated between Landlord and Tenant pursuant to the appraisal procedure described on Exhibit "B" attached hereto.

                  12.2 PARTIAL TAKING. If during the Term any portion of the Premises it taken or condemned and this Lease is not terminated pursuant to ss. 12.1, the Minimum Rent shall be abated to the same extent as the diminution in the fair market value of the Premises by reason of the condemnation; provided, however, in no event shall Minimum Rent be reduced to an amount less than $1,268,076 per annum. Such diminution in the fair market value shall be as agreed between Landlord and Tenant, but failing such agreement within thirty (30) days of the effective date of the condemnation the same will be determined by appraisal pursuant to Exhibit "B" attached hereto. Landlord shall be entitled to receive and retain any and all awards for the partial taking and damage and Tenant shall not be entitled to receive or retain any such award for any reason.

                  12.3 LEASE REMAINS IN EFFECT. Except as provided above, this Lease shall not terminate and shall remain in full force and effect in the event of a taking or condemnation of the Premises, or any portion thereof, and Tenant hereby waives all rights under applicable law to abate, reduce or offset rent by reason of such taking.

         13.      PROVISIONS ON TERMINATION OF TERM.

                  13.1 SURRENDER OF POSSESSION. Tenant shall, on or before the last day of the Term, or upon earlier termination of this Lease, surrender to Landlord the Premises (including all resident charts and records) in good condition and repair, excepting only (i) ordinary wear and tear, (ii) any damage caused by condemnation pursuant to Section 12 above, or (iii) any damage caused by fire or other casualty resulting in the termination of the Lease pursuant to
Section 11.4 above.

                  13.2 REMOVAL OF PERSONAL PROPERTY. If Tenant is not then the subject of an Event of DEFAULT hereunder, Tenant shall have the right in connection with the surrender of the Premises to remove from the Premises all Tenant Personal Property but not the Landlord Personal Property (including the Landlord Personal Property replaced by Tenant). Any such removal shall be done in a workmanlike manner leaving the Premises in good and presentable condition and appearance, including repair of any damage caused by such removal. At the end of the Term or upon the earlier termination of this Lease (unless Tenant has terminated this Lease pursuant to Sections 11.4 or 12.1) Tenant shall return the Premises to Landlord with the Landlord Personal Property (or replacements thereof) in the same condition and utility as was delivered to Tenant at the commencement of the Term, normal wear and tear excepted.

                  13.3     MANAGEMENT OF PREMISES.

                           13.3.1 Upon the expiration or earlier termination of the Term (unless Tenant has purchased the Premises), Landlord shall use its best efforts to enter into a management, lease or other agreement with an entity qualified under the laws of the State of Arizona (including without limitation A.R.S. ss.ss. 20-1802 and 20-1808(A) or any successor statutes) and other applicable laws (a "QUALIFIED MANAGER") to assume the responsibilities and obligations for the management and operation of the Premises (including all obligations under all Residency Agreements affecting the Premises).

                           13.3.2 Until such time as Landlord enters into a management agreement for the management and operation of the Premises with a Qualified Manager, Tenant and Landlord shall enter into a management agreement the ("ARC MANAGEMENT AGREEMENT") for the management and operation of the Premises, which management agreement shall be in a form that is substantially the same as the customary form of management agreement then in use by Tenant and its affiliates, subject to the provisions of this Section 13.3.2. The ARC

         Management Agreement shall provide that it shall terminate simultaneously with a Qualified Manager's assumption of all responsibilities and obligations relating to the operation of the Premises. The ARC Management Agreement shall further provide that, in consideration of Tenant's management and operation of the Premises, Tenant shall be entitled to receive a management fee equal to (a) if this Lease is terminated prior to the expiration of the Term on account of an Event of Default pursuant to Section 10.2.2 hereof, One Thousand Dollars ($1,000.00) per month; or (b) for each month, one hundred percent (100%) of the Available Cash Flow from the Premises (as hereinafter defined), in all other circumstances (including Tenant's management following the expiration of the Term). Furthermore, if this Lease is terminated for any reason other than Tenant's Event of Default pursuant to Section 10.2.2, then the provisions of Section 8.2 shall remain effective and be incorporated into the ARC Management Agreement. As used in this section 13.3, "AVAILABLE CASH FLOW FROM THE PREMISES" means the amount by which (i) all income and revenue of any kind whatsoever directly or indirectly arising or derived from or out of the ownership, operation or use of the Premises, exceeds (ii) all expenses of operating the Premises, including any debt service on any loan directly associated with the Premises that is incurred in compliance with this Lease, all as calculated on a cash basis.

                           13.3.3 Tenant agrees to cooperate with Landlord or its designee to accomplish the transfer of such management and operation without interrupting the operation of the Premises. Tenant shall not commit any act or be remiss in the undertaking of any act that would jeopardize any licensure or certification of the facility, and Tenant shall comply with all reasonable requests for an orderly transfer of the licenses and certifications for the Premises, and possession at the time of any such surrender. Upon the expiration or earlier termination of the Term, Tenant shall deliver copies of all of Tenant's books and records relating to the Premises and its operations to Landlord.

                  13.4 ASSIGNMENT OF RESIDENCY AGREEMENTS. Automatically upon the expiration or termination of this Lease (unless Tenant has purchased the Premises), the Residency Agreements shall be deemed to have been assigned by Tenant to Landlord, and to have been assumed by Landlord, to the extent permitted by applicable law, all as more particularly set forth in the Assignment and Assumption Agreement.

                  13.5 CERTAIN AGREEMENTS RELATING TO THE NOTE. Notwithstanding any provision of the Note to the contrary and so long as Landlord is not in default thereunder, if Tenant elects not to exercise its right to extend the Term for the first or second Renewal Term so that the Term expires on either July 13, 2018 or July 13, 2028, then (a) Landlord shall have the right to reduce the outstanding principal amount of the Note as of the day that the Term expires by the Offset Amount (as hereinafter defined), and (b) to the extent that the Offset Amount exceeds the principal balance of the Note as of the expiration of the Term, Tenant shall issue to Landlord on the date the Term expires a promissory note in the amount of such excess (the "EXCESS NOTE"). The Excess Note shall be in the same form as the Note and shall bear interest at the rate of six percent (6%) per annum, shall mature 37 years after issuance, with level payments of the principal and interest due under a 37-year amortization schedule. As used herein, the term "OFFSET AMOUNT" shall mean Tenant's tax basis (as reflected in Tenant's tax books and records) in any liabilities to residents of the Premises that are actually assumed by Landlord pursuant to Section 13.4 of this Lease or the Assignment and Assumption Agreement, which liabilities will include, if applicable, all refundable entrance fee deposits and the amount of nonrefundable entrance fees that Tenant has not reported as taxable income as of the date of termination. The terms of this Section 13.5 shall control over any inconsistent provision(s) in the Note.

         14. NOTICES AND DEMANDS. All notices and demands, certificates, requests, consents, approvals, and other similar instruments under this Lease shall be in writing and shall be deemed to have been properly given upon actual receipt thereof or within two (2) business days of being placed in the United States certified or registered mail, return receipt requested, postage prepaid (a) if to Tenant, addressed to American Retirement Corporation, 111 Westwood Place, Suite 200, Brentwood, Tennessee 37027, Attn: Chief Executive Officer Facsimile No. (615) 221-2269 with a copy to Bass, Berry & Sims PLC, 315 Deaderick Street, Suite 2700, AmSouth Center, Nashville, Tennessee 37238, Attn: T. Andrew Smith, Esq., Facsimile No. (615) 742-2766 or at such other address as Tenant from time to time may have designated by written notice to Landlord, (b) if to Landlord, addressed to Freedom Plaza Limited Partnership, 1226 North Tamiami Trail, Suite 100, Sarasota, Florida 34236 Attn: Chief Executive Officer, Fax No. (941) 954-0909 with a copy to 1226 North Tamiami Trail, Suite 100, Sarasota, Florida 34236,
Attn: Gregory L. Patterson, Fax No. (941) 954-0909, or at such address as Landlord may from time to time have designated by written notice to Tenant. Refusal to accept delivery shall be deemed delivery.

         15. RIGHT OF ENTRY; EXAMINATION OF RECORDS. Landlord and its representative may enter the Premises at any reasonable time after reasonable notice to Tenant for the purpose of inspecting the Premises for any reason including, without limitation, Tenant's default under this Lease. Any such entry shall not unreasonably interfere with residents, resident care, or any of Tenant's operations.

         16. QUIET ENJOYMENT. So long as no Event of Default is existing and continuing Landlord covenants and agrees that Tenant shall peaceably and quietly have, hold and enjoy the Premises for the Term, free of any claim or other action not caused or created by Tenant (excepting, however, intrusion of Tenant's quiet enjoyment occasioned by condemnation or destruction of the property as referred to in Sections 11 and 12 hereof).

         17. APPLICABLE LAW. This Lease shall be governed by and construed in accordance with the internal laws of the State of Arizona without regard to the conflict of laws rules of such State.

         18.      HAZARDOUS MATERIALS.

                  18.1 HAZARDOUS MATERIAL COVENANTS. Tenant's use of the Premises shall comply in all material respects with all Hazardous Materials Laws (as hereinafter defined). In the event any Environmental Activities (as hereinafter defined) occur or are suspected to have occurred in violation in any material respect of any Hazardous Materials Laws or if Tenant has received any Hazardous Materials Claim (as hereinafter defined) against the Premises, Tenant shall promptly obtain all permits and approvals necessary to remedy any such actual or suspected problem through the removal of Hazardous Materials (as hereinafter defined) or otherwise, and upon Landlord's approval of the remediation plan, remedy any such problem to the satisfaction of Landlord, in accordance with all Hazardous Materials Laws and good business practices.


                  18.2 TENANT NOTICES TO LANDLORD. Tenant shall immediately advise Landlord in writing of:

                           18.2.1 any Environmental Activities in violation of any Hazardous Materials Laws,

                           18.2.2 any Hazardous Materials Claims against Tenant or the Premises,

                           18.2.3 any remedial action taken by Tenant in response to any Hazardous Materials Claims or any Hazardous Materials on, under or about the Premises in violation of any Hazardous Materials Laws,

                           18.2.4 Tenant's discovery of any occurrence or condition on or in the vicinity of the Premises that materially increase the risk that the Premises will be exposed to Hazardous Materials,

                           18.2.5 all communications to or from Tenant, any governmental authority or any other person relating to Hazardous Materials Laws or Hazardous Materials Claims with respect to the Premises, including copies thereof.

                  18.3 PARTICIPATION IN HAZARDOUS MATERIALS CLAIMS. Landlord shall have the right, at Landlord's cost and expense and with counsel chosen by Landlord, to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims.

                  18.4 ENVIRONMENTAL ACTIVITIES shall mean the use, generation, transportation, handling, discharge, production, treatment, storage, release or disposal of any Hazardous Materials at any time to or from the Premises or located on or present on or under the Premises.

                  18.5 HAZARDOUS MATERIALS shall mean (i) any petroleum products and/or by-products (including any fraction thereof), flammable substances, explosives, radioactive materials, hazardous or toxic wastes, substances or materials, known carcinogens or any other materials, contaminants or pollutants which pose a hazard to the Premises or to persons on or about the Premises or cause the Premises to be in violation of any Hazardous Materials Laws; (ii) asbestos in any form which is friable; (iii) urea formaldehyde in foam insulation or any other form; (iv) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million or any other more restrictive standard then prevailing; (v) medical wastes and biohazards; (vi) radon gas; and (vii) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of the Premises or the owners and/or occupants of property adjacent to or surrounding the Premises.

                  18.6 HAZARDOUS MATERIALS CLAIMS shall mean any and all enforcement, clean-up, removal or other governmental or regulatory actions or orders threatened, instituted or completed pursuant to any Hazardous Material Laws, together with all claims made or threatened by any third party against the Premises, Landlord or Tenant relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.

                  18.7 HAZARDOUS MATERIALS LAWS shall mean any laws, ordinances, regulations, rules, orders, guidelines or policies relating to the environment, health and safety, Environmental Activities, Hazardous Materials, air and water quality, waste disposal and other environmental matters, if the failure to comply with the same does or would have a material adverse effect on the Premises or the operation thereof.

         19. ASSIGNMENT AND SUBLETTING. Tenant shall not, without the prior written consent of Landlord, which Landlord may not unreasonably withhold, condition or delay, voluntarily or involuntarily assign or hypothecate this Lease or any interest herein or sublet the Premises. Any of the foregoing acts without such consent shall be void but shall, at the option of Landlord in its sole discretion, constitute an Event of Default giving rise to Landlord's right, among other things, to terminate this Lease. Without limiting the foregoing, this Lease shall not be assigned or encumbered by operation of law without the prior written consent of Landlord which may be withheld at Landlord's reasonable discretion. Notwithstanding the foregoing to the contrary, the provisions of this Section 19 shall be subject to the provisions of Section 22 hereof, and Tenant may without Landlord's consent assign this Lease or sublet the Premises or any portion thereof to a Successor (as such term is defined below) of Tenant, or a direct or indirect, wholly-owned subsidiary of Tenant (including a Successor of Tenant) (each, a "SUBSIDIARY"), provided that such Successor or Subsidiary fully assumes the obligations of Tenant under this Lease, no such assignment or sublease shall relieve Tenant of its obligations hereunder or be valid (and no such Successor shall take possession of the Premises) until an executed counterpart of such assignment or sublease has been delivered to Landlord, and each such sublease shall be expressly subordinate to this Lease.

                  19.1 Notwithstanding anything in this Section 19 to the contrary, Tenant may undertake the following without Landlord's prior consent:
(i) enter into Residency Agreements, as contemplated by Section 8.2.8 hereof,
(ii) lease a unit or bed to a resident of the Premises pursuant to agreements that are terminable upon 30 days notice, (iii) sublease any space in the Premises to an individual or entity that provides services to residents or occupants of the Premises, and (iv) sublease any space for uses ancillary or incidental to the primary use of the Premises.

                  19.2 As used herein, a "SUCCESSOR" is any entity which succeeds to materially all of the assets, operations and business of Tenant by merger, reorganization, recapitalization or similar transaction.

         20.      INDEMNIFICATION.

                  20.1 To the fullest extent permitted by law, Tenant agrees to protect, indemnify, defend and save harmless Landlord, its directors, officers, shareholders, agents and employees from and against any and all liability, expense loss, costs, deficiency, fine, penalty, or damage (including without limitation punitive or consequential damages) of any kind or nature, including reasonable attorneys' fees, from any suits, claims or demands arising out of any action or inaction on the part of Tenant or caused by any negligence, willful misconduct or bad faith of Tenant, or the breach by Tenant of any of its obligations hereunder. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Landlord believes is covered by this indemnity, Landlord shall give Tenant notice of the matter. Tenant shall defend Landlord against such matter at Tenant's sole cost and expense and with counsel reasonably acceptable to Landlord.

                  20.2 Landlord agrees to indemnify and save Tenant and its officers, directors, shareholders and employees harmless from and against any and all claims, losses, damages and expenses, including reasonable attorney's fees through all appeals, arising out of any action or inaction on the part of Landlord or attributable to the negligence, willful misconduct or bad faith or Landlord or breach of this Lease by Landlord.

         21.      TENANT AS PROVIDER; MLR DEPOSITS.

                  21.1 PROVIDER. Landlord and Tenant intend that Tenant be the sole "provider" at the Premises for purposes of A.R.S. ss. 20-1801, et seq., and any successor or replacement statute.

                  21.2 MLR DEPOSITS. Landlord has previously made so called "minimum liquid reserve deposits" with respect to the Premises as required by applicable Arizona statutes in an aggregate amount of $1,763,153.00 (the "LANDLORD MLR DEPOSITS"). The Landlord MLR Deposits shall constitute Landlord's Personal Property, but shall remain on deposit for the benefit of the Premises pursuant to applicable Arizona statutes for the Term of this Lease. The Landlord shall not allow Landlord MLR Deposits to have a value that is at any time less than $1,763,153.00.

                  21.3 TENANT MLR DEPOSITS. In the event that applicable Arizona statutes require minimum liquid reserve deposits that exceed the Landlord MLR Deposits, Tenant shall make, from time to time as required, such excess deposits (the "TENANT MLR DEPOSITS"). The parties acknowledge that as of the date hereof Tenant has made Tenant MLR Deposits in the aggregate amount of $-0-. The Tenant MLR Deposits, whether now in existence or hereafter made, shall constitute, and shall remain, Tenant's personal property. So long as Tenant is not in default hereunder, in the event that the amount of the minimum liquid reserve deposits required for the Premises pursuant to applicable Arizona law is ever reduced in the future the Tenant MLR Deposits shall be returned first to Tenant, before reduction in the amount of Landlord MLR Deposits. Upon expiration of this Lease, and so long as Tenant is not in default hereunder, Tenant shall be entitled to receive the Tenant MLR Deposits.

                  21.4 MLR INCOME. Landlord hereby guarantees that the Landlord MLR Deposits shall generate actual, collected interest or investment income (the "LANDLORD MLR INTEREST

INCOME") in each calendar year that equals or exceeds $40,000 (the "THRESHOLD AMOUNT"). In the event that the Landlord MLR Interest Income is less than the Threshold Amount in any calendar year (an "MLR INTEREST INCOME DEFICIT"), then the Landlord shall pay to Tenant the amount of such MLR Interest Income Deficit before December 31 of each year. In the event that the Landlord MLR Interest Income is greater than the Threshold Amount in any calendar year, such excess shall be paid directly to Landlord. Tenant shall be entitled to retain all interest and investment income relating to Tenant's MLR Deposits, which deposits (including all interest and investment income thereon) shall remain Tenant's personal property, and Landlord shall have no interest therein.

         22.      EXISTING LOAN; REFINANCING INDEBTEDNESS.

                  22.1 The Premises is currently subject to a loan (the "EXISTING LOAN") from Aid Association for Lutherans, a Wisconsin corporation ("AAL") in the original principal amount of $11,850,000. Tenant shall cause the Premises to be in compliance with the provisions of the documents evidencing or securing the Existing Loan (such documents, together with any documents evidencing or securing a hereinafter described Refinancing Indebtedness, being referred to herein as the "APPROVED LOAN DOCUMENTS"). Without limiting the generality of the foregoing sentence, Tenant shall be responsible for making payments on the Existing Loan in accordance with the terms of the Approved Loan Documents and such payments shall be tendered directly to AAL.

                  22.2 Subject to the terms of this Section 22.2, Tenant shall have the right from time to time to incur additional indebtedness(es) and to refinance the Existing Loan, all secured by the Premises, including Landlord's and Tenant's interest therein (a "REFINANCING INDEBTEDNESS"). Tenant shall have the right, from time to time, to direct Landlord to execute and deliver all documents necessary to consummate a Refinancing Indebtedness. Tenant shall pay all costs incurred in connection with any Refinancing Indebtedness, including, without limitation, any prepayment penalties. Landlord shall have the right to approve the incurrence of any such indebtedness in excess of the original principal balance of the Existing Loan (i.e., $11,850,000); provided, however, that such approval shall not be unreasonably withheld, conditioned or delayed if the reasonably projected debt service coverage ratio of the Premises equals or exceeds 1.6 to 1.0 (after giving effect to the incurrence of the additional indebtedness). Landlord shall not be obligated to execute and deliver documents in connection with Refinancing Indebtedness unless (i) the terms provided therein are reasonable and customary (including reasonable amortization provisions); (ii) interest on such Refinancing Indebtedness is payable not less often than quarterly and (iii) the principal of such Refinancing Indebtedness is amortized such that the principal amount of the Existing Loan (if still outstanding) and any Refinancing Indebtedness outstanding on the expiration of the Initial Term will not be greater than the principal amount of the Existing Loan that would be outstanding on such date under the documents relating to the Existing Loan currently in effect (the parties agree that such amount is $10,743,216), and (iv) such Refinancing Indebtedness does not require the guaranty of any limited partner of Landlord.

                  22.3 If (a) this Lease is terminated by Landlord due to Tenant's breach hereof prior to the expiration of the Initial Term, (b) the principal amount of any Refinancing Indebtedness outstanding on the date of such termination exceeds the principal amount of the Existing Loan that would have been outstanding on such date if the Existing Loan had not been refinanced and the Landlord had continued to make principal payments on the Existing Loan in accordance with the terms of the documents relating thereto as of the date of this Lease (the "EXCESS INDEBTEDNESS"), and (c) the present value of the remaining scheduled debt service payments on the Refinancing Indebtedness (discounted at the interest rate applicable to the Existing Loan) as of the date of such termination exceeds the present value of the debt service payments on the Existing Loan that would have remained outstanding as of the date of such termination if the Existing Loan had not been refinanced (discounted at the interest rate applicable to the Existing Loan) (the "EXCESS DEBT SERVICE"), Tenant shall either (x) deposit with Landlord or make a principal payment on the Refinancing Indebtedness in an amount equal to the Excess Indebtedness, or (y) deposit with Landlord an amount equal to the Excess Debt Service.

         23.      HOLDING OVER.  Intentionally Omitted.

         24. ESTOPPEL CERTIFICATES. Tenant shall, at any time upon not less than fifteen (15) days prior written request by Landlord, execute, acknowledge and deliver to Landlord or its designee a statement in writing, executed by an officer or general partner of Tenant, certifying that this Lease is unmodified and in full force and effect (or, if there have been any modifications, that this Lease is in full force and effect as modified, and setting forth such modifications), the dates to which Minimum Rent, Additional Charges and additional amounts due hereunder have been paid, certifying that no default by either Landlord or Tenant exists hereunder or specifying each such default and as to other matters as Landlord may reasonably request.

         Landlord shall, at any time upon not less than fifteen (15) days prior written request by Tenant, execute, acknowledge and deliver to Tenant or its designee a written statement certifying that this Lease is unmodified and in full force and effect (or, if there have been any modifications, that this

Lease is in full force and effect as modified, and setting forth such modifications), the dates to which Minimum Rent, Additional Charges and additional amounts due hereunder have been paid, certifying that no default by either Landlord or Tenant exists hereunder or specifying each such default and as to other matters as Tenant may reasonably request.

         25. ATTORNEYS' FEES. If Landlord or Tenant brings any action to interpret or enforce this Lease, or for damages for any alleged breach hereof, the prevailing party in any such action shall be entitled to reasonable attorneys' fees and costs as awarded by the court in addition to all other recovery, damages and costs.

         26. SEVERABILITY. In the event any part or provision of the Lease shall be determined to be invalid or unenforceable, the remaining portion of this Lease shall nevertheless continue in full force and effect.

         27. COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

         28. BINDING EFFECT. Subject to the provisions of Section 19 above, this Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors in interest and assigns.

         29. WAIVER AND SUBROGATION. Landlord and Tenant hereby waive to each other all rights of subrogation which any insurance carrier, or either of them, may have as to the Landlord or Tenant by reason of any provision in any policy of insurance issued to Landlord or Tenant, provided such waiver does not thereby invalidate the policy of insurance.

         30. MEMORANDUM OF LEASE. Landlord and Tenant shall, promptly upon the request of either, enter into a short form or memorandum of the Lease, in form suitable for recording under the laws of the State of Arizona in which reference to this Lease shall be made. Such memorandum may provide written notice of Landlord's covenants in this Agreement, and may further provide that any person or entity that deals directly with Landlord and does not ensure compliance with the provisions of this Lease shall, among other things, be liable to Tenant for tortious interference with this Lease. The party requesting such recordation shall pay all costs and expenses of preparing and recording such memorandum of this Lease.

         31. INCORPORATION OF RECITALS AND ATTACHMENTS. The recitals and exhibits, schedules, addenda and other attachments to this Lease are hereby incorporated into this Lease and made a part hereof.

         32. TITLES AND HEADINGS. The titles and headings of sections of this Lease are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this Lease.

         33. NATURE OF RELATIONSHIP; USURY SAVINGS CLAUSE. The parties intend that their relationship shall be that of lessor and lessee only. Nothing contained in this Lease shall be deemed or construed to constitute an extension of credit by Landlord to Tenant, nor shall this Lease be deemed to be a partnership or venture agreement between Landlord and Tenant. Notwithstanding the foregoing, in the event any payment made to Landlord hereunder is deemed to violate any applicable laws regarding usury, the portion of any payment deemed to be usurious shall be held by Landlord to pay the future obligations of Tenant as such obligations arise and, in the event Tenant discharges and performs all obligations hereunder, such funds will be reimbursed to Tenant upon the expiration of the Term. No interest shall be paid on any such funds held by Landlord.

         34. ENTIRE AGREEMENT. This Lease sets forth the entire agreement of the parties hereto with respect to the Premises and cannot be changed or modified by except by another agreement in writing signed by the party sought to be charged therewith or by its duly authorized agent.

         35. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All of the representations, warranties and covenants of Landlord and Tenant under this Lease shall survive the expiration or earlier termination of the Term and this Lease.

         36. RIGHT TO RELY ON TENANT WITHOUT JOINDER OF LANDLORD. No person, entity or governmental authority dealing with the Premises shall be required to inquire into, or obtain any other documentation as to, the authority of Tenant acting alone to take any action relating to the Premises, or to obtain the signature of Landlord on any instrument or agreement relating to, or affecting, the Premises.

         37.      INTERPRETATION, ETC.

                  37.1 Both Landlord and Tenant have been represented by counsel and this Lease has been freely and fairly negotiated. Consequently, all provisions of this Lease shall be interpreted according to their fair meaning and shall not be strictly construed against any party.

                  37.2 All consents or approvals to be granted or withheld under this Lease shall not be unreasonably withheld, conditioned or delayed, except to the extent that any consent or approval is expressly conditioned pursuant to the terms hereof upon the sole discretion of the "consenting" party.

                  37.3 Except as explicitly set forth in Section 8.2.8 above, it is the intention of the parties that there shall be no third-party beneficiaries of this Lease, and that no third party shall have the benefit of, or any rights under, any provision hereof.

         38. FURTHER ASSURANCES. Both parties hereto shall take all actions reasonably requested by the other party to give effect to the agreement contemplated in this Lease.

         IN WITNESS WHEREOF, the parties have caused this Lease Agreement to be executed as of the day and year first above written.

                                       TENANT:

                                       AMERICAN RETIREMENT CORPORATION, a
                                       Tennessee corporation


                                            By:
                                                --------------------------------
                                            Title:
                                                   -----------------------------


                                       LANDLORD:

                                       FREEDOM PLAZA LIMITED PARTNERSHIP, an
                                       Arizona limited partnership


                                            By:
                                                --------------------------------
                                            Title:
                                                   -----------------------------

     Acknowledgment and Consent

     Sun Health Properties, as lessor of Plaza del Rio under the Plaza del Rio Ground Lease hereby joins in the execution of this Lease for the purpose of consenting to the execution of this Lease, and for the purpose of agreeing that, in the event the Plaza del Rio Ground Lease expires or terminates for any reason whatsoever prior to the expiration or termination of the term (including renewal terms) of this Lease, Sun Health Properties, its successors and assigns, shall honor the terms of this Lease and shall not disturb Tenant's possession of the Plaza del Rio Leasehold Interest under the terms of this Lease, except in accordance with the terms of this Lease.

     SUN HEALTH PROPERTIES LEASING,
     an Arizona corporation

     By:
         ---------------------------------
     Title:
            ------------------------------



     Acknowledgment and Consent

     Plaza III Limited Partnership, as lessor of Freedom Plaza under the Freedom Plaza Ground Lease joins in the execution of this Lease for the purpose of consenting to the execution of this Lease, and for the purpose of agreeing that, in the event the Freedom Plaza Ground Lease expires or terminates for any reason whatsoever prior to the expiration or termination of the term (including renewal terms) of this Lease, Plaza III Limited Partnership, its successors and assigns, shall honor the terms of this Lease and shall not disturb Tenant's possession of the Freedom Plaza Leasehold Interest under the terms of this Lease, except in accordance with the terms of this Lease.

     PLAZA III LIMITED PARTNERSHIP,
     an Arizona limited partnership

     By:
         ---------------------------------
     Title:
            ------------------------------

                                  EXHIBIT "A-1"

                          LEGAL DESCRIPTION OF PREMISES



         1.       FREEDOM PLAZA





         2.       PLAZA DEL RIO

                                  EXHIBIT "A-2"

                           LANDLORD PERSONAL PROPERTY

                                  EXHIBIT "A-3"

                              PERMITTED EXCEPTIONS

                                   EXHIBIT "B"

                                APPRAISAL PROCESS

         If Landlord and Tenant are unable to agree upon the fair market value of the Premises within any relevant period provided in this Lease, each shall within ten (10) days after written demand by the other select one MAI Appraiser to participate in the determination of fair market value. For all purposes under this Lease, the fair market value of the Premises shall be based on the fair market value of the Premises unencumbered by this Lease. Within ten (10) days of such selection, the MAI Appraisers so selected by Landlord and Tenant shall select a third MAI Appraiser. The three (3) selected MAI Appraisers shall each determine the fair market value of the Premises within thirty (30) days of the selection of the third appraiser. Each of Tenant and Landlord shall pay the fees and expenses of any MAI Appraiser which such party appoints pursuant to this Exhibit plus 50% of the cost of the third appraiser.

         In the event either Landlord or Tenant fails to select a MAI Appraiser within the time period set forth in the foregoing paragraph, the MAI Appraiser selected by the other party shall alone determine the fair market value of the Premises in accordance with the provisions of this Exhibit and the fair market value so determined shall be binding upon Landlord and Tenant.

         In the event the MAI Appraisers selected by Landlord and Tenant are unable to agree upon a third MAI Appraiser within the time period set forth in the first paragraph of this Exhibit, either Landlord or Tenant shall have the right to apply at their mutual expense to the presiding judge of the court of original trial jurisdiction in the county in which the Premises is located to name the third MAI Appraiser.

         Within five (5) days after completion of the third MAI Appraiser's appraisal, all three MAI Appraisers shall meet and a majority of the MAI Appraisers shall attempt to determine the fair market value of the Premises. If a majority are unable to determine the fair market value at such meeting, the three appraisals shall be added together and their total divided by three. The resulting quotient shall be the fair market value of the Premises. If, however, either or both of the low appraisal or the high appraisal are more than ten percent (10%) lower or higher than the middle appraisal, any such lower or higher appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two, and the resulting quotient shall be such fair market value. If both the lower appraisal and higher appraisal are disregarded as provided herein, the middle appraisal shall be such fair market value. In any event, the result of the foregoing appraisal process shall be final and binding.

         Landlord and Tenant will exercise their respective best efforts to expedite the appraisal process and will cooperate fully and with all deliberate speed with each other and with all appraisers in order to allow the determination of fair market value to be finally completed. Notwithstanding anything else in this Exhibit, if any appraiser appointed hereunder fails to complete his or her report within 60 days of his or her appointment, the fair market value of the Premises will be determined by reference to the other report or reports completed within such period.

         "MAI APPRAISER" shall mean an appraiser licensed or otherwise qualified to do business in Arizona and who has substantial experience in performing appraisals of facilities similar to the Premises and is certified as a member of the American Institute of Real Estate Appraisers or certified as a SRPA by the Society of Real Estate Appraisers, or, if such organizations no longer exist or certify appraisers, such successor organization or such other organization as is approved by Landlord.

                                   SCHEDULE 1

Minimum Rent for any month included in this Schedule 1 that precedes the Commencement Date shall be inapplicable to Tenant's obligation to pay Rent under this Lease.

MONTH      MONTH       RENT           MONTH       MONTH       RENT            MONTH        MONTH      RENT
                    PAYMENT                                PAYMENT                                 PAYMENT
1         Jan-02                                           217,053              44        Aug-05
                   210,592
                                        23        Nov-03                                           223,907
2         Feb-02
                   210,592                                 217,053              45        Sep-05

3         Mar-02                        24        Dec-03                                           223,907

                   210,592                                 217,053              46        Oct-05

4         Apr-02                        25        Jan-04                                           223,907

                   210,592                                 217,053              47        Nov-05

5         May-02                        26        Feb-04                                           223,907

                   210,592                                 217,053              48        Dec-05

6         Jun-02                        27        Mar-04                                           223,907

                   210,592                                 217,053              49        Jan-06

7         Jul-02                        28        Apr-04                                           223,907

                   213,775                                 217,053              50        Feb-06

8         Aug-02                        29        May-04                                           223,907

                   213,775                                 217,053              51        Mar-06

9         Sep-02                        30        Jun-04                                           223,907

                   213,775                                 217,053              52        Apr-06

10        Oct-02                        31        Jul-04                                           223,907

                   213,775                                 220,429              53        May-06

11        Nov-02                        32        Aug-04                                           223,907

                   213,775                                 220,429              54        Jun-06

12        Dec-02                        33        Sep-04                                           223,907

                   213,775                                 220,429              55        Jul-06

13        Jan-03                        34        Oct-04                                           227,489

                   213,775                                 220,429              56        Aug-06

14        Feb-03                        35        Nov-04                                           227,489

                   213,775                                 220,429              57        Sep-06

15        Mar-03                        36        Dec-04                                           227,489

                   213,775                                 220,429              58        Oct-06

16        Apr-03                        37        Jan-05                                           227,489

                   213,775                                 220,429              59        Nov-06

17        May-03                        38        Feb-05                                           227,489

                   213,775                                 220,429              60        Dec-06

18        Jun-03                        39        Mar-05                                           227,489

                   213,775                                 220,429              61        Jan-07

19        Jul-03                        40        Apr-05                                           227,489

                   217,053                                 220,429              62        Feb-07

20        Aug-03                        41        May-05                                           227,489

                   217,053                                 220,429              63        Mar-07

21        Sep-03                        42        Jun-05                                           227,489

                   217,053                                 220,429              64        Apr-07

22        Oct-03                        43        Jul-05                                           227,489

                                                           223,907              65        May-07

MONTH      MONTH      RENT     MONTH      MONTH       RENT      MONTH      MONTH        RENT
                   PAYMENT                         PAYMENT                           PAYMENT
                   227,489      70        Oct-07                                     231,179

66        Jun-07                                   231,179        75        Mar-08

                   227,489      71        Nov-07                                     231,179

67        Jul-07                                   231,179        76        Apr-08

                   231,179      72        Dec-07                                     231,179

68        Aug-07                                   231,179

                   231,179      73        Jan-08

69        Sep-07                                   231,179

                   231,179      74        Feb-08

77        May-08                99        Mar-10                 121        Jan-12

                   231,179                         238,894                           247,078

78        Jun-08               100        Apr-10                 122        Feb-12

                   231,179                         238,894                           247,078

79        Jul-08               101        May-10                 123        Mar-12

                   234,979                         238,894                           247,078

80        Aug-08               102        Jun-10                 124        Apr-12

                   234,979                         238,894                           247,078

81        Sep-08               103        Jul-10                 125        May-12

                   234,979                         242,925                           247,078

82        Oct-08               104        Aug-10                 126        Jun-12

                   234,979                         242,925                           247,078

83        Nov-08               105        Sep-10                 127        Jul-12

                   234,979                         242,925                           251,355

84        Dec-08               106        Oct-10                 128        Aug-12

                   234,979                         242,925                           251,355

85        Jan-09               107        Nov-10                 129        Sep-12

                   234,979                         242,925                           251,355

86        Feb-09               108        Dec-10                 130        Oct-12

                   234,979                         242,925                           251,355

87        Mar-09               109        Jan-11                 131        Nov-12

                   234,979                         242,925                           251,355

88        Apr-09               110        Feb-11                 132        Dec-12

                   234,979                         242,925                           251,355

89        May-09               111        Mar-11                 133        Jan-13

                   234,979                         242,925                           251,355

90        Jun-09               112        Apr-11                 134        Feb-13

                   234,979                         242,925                           251,355

91        Jul-09               113        May-11                 135        Mar-13

                   238,894                         242,925                           251,355

92        Aug-09               114        Jun-11                 136        Apr-13

                   238,894                         242,925                           251,355

93        Sep-09               115        Jul-11                 137        May-13

                   238,894                         247,078                           251,355

94        Oct-09               116        Aug-11                 138        Jun-13

                   238,894                         247,078                           251,355

95        Nov-09               117        Sep-11                 139        Jul-13

                   238,894                         247,078                           255,761

96        Dec-09               118        Oct-11                 140        Aug-13

                   238,894                         247,078                           255,761

97        Jan-10               119        Nov-11                 141        Sep-13

                   238,894                         247,078                           255,761

98        Feb-10               120        Dec-11                 142        Oct-13

                   238,894                         247,078                           255,761

143        Nov-13                171        Mar-16                      199        Jul-18

                    255,761                          264,973                                279,853

144        Dec-13                172        Apr-16                      200        Aug-18

                    255,761                          264,973                                279,853

145        Jan-14                173        May-16                      201        Sep-18

                    255,761                          264,973                                279,853

146        Feb-14                174        Jun-16                      202        Oct-18

                    255,761                          264,973                                279,853

147        Mar-14                175        Jul-16                      203        Nov-18

                    255,761                          269,787                                279,853

148        Apr-14                176        Aug-16                      204        Dec-18

                    255,761                          269,787                                279,853

149        May-14                177        Sep-16                      205        Jan-19

                    255,761                          269,787                                279,853

150        Jun-14                178        Oct-16                      206        Feb-19

                    255,761                          269,787                                279,853

151        Jul-14                179        Nov-16                      207        Mar-19

                    260,299                          269,787                                279,853

152        Aug-14                180        Dec-16                      208        Apr-19

                    260,299                          269,787                                279,853

153        Sep-14                181        Jan-17                      209        May-19

                    260,299                          269,787                                279,853

154        Oct-14                182        Feb-17                      210        Jun-19

                    260,299                          269,787                                279,853

155        Nov-14                183        Mar-17                      211        Jul-19

                    260,299                          269,787                                285,113

156        Dec-14                184        Apr-17                      212        Aug-19

                    260,299                          269,787                                285,113

157        Jan-15                185        May-17                      213        Sep-19

                    260,299                          269,787                                285,113

158        Feb-15                186        Jun-17                      214        Oct-19

                    260,299                          269,787                                285,113

159        Mar-15                187        Jul-17                      215        Nov-19

                    260,299                          274,745                                285,113

160        Apr-15                188        Aug-17                      216        Dec-19

                    260,299                          274,745                                285,113

161        May-15                189        Sep-17                      217        Jan-20

                    260,299                          274,745                                285,113

162        Jun-15                190        Oct-17                      218        Feb-20

                    260,299                          274,745                                285,113

163        Jul-15                191        Nov-17                      219        Mar-20

                    264,973                          274,745                                285,113

164        Aug-15                192        Dec-17                      220        Apr-20

                    264,973                          274,745                                285,113

165        Sep-15                193        Jan-18                      221        May-20

                    264,973                          274,745                                285,113

166        Oct-15                194        Feb-18                      222        Jun-20

                    264,973                          274,745                                285,113

167        Nov-15                195        Mar-18                      223        Jul-20

                    264,973                          274,745                                290,531

168        Dec-15                196        Apr-18                      224        Aug-20

                    264,973                          274,745                                290,531

169        Jan-16                197        May-18                      225        Sep-20

                    264,973                          274,745                                290,531

170        Feb-16                198        Jun-18                      226        Oct-20

                    264,973                          274,745                                290,531

227        Nov-20                    255        Mar-23                      283        Jul-25

                    290,531                              301,861                                320,161

228        Dec-20                    256        Apr-23                      284        Aug-25

                    290,531                              301,861                                320,161

229        Jan-21                    257        May-23                      285        Sep-25

                    290,531                              301,861                                320,161

230        Feb-21                    258        Jun-23                      286        Oct-25

                    290,531                              301,861                                320,161

231        Mar-21                    259        Jul-23                      287        Nov-25

                    290,531                              307,781                                320,161

232        Apr-21                    260        Aug-23                      288        Dec-25

                    290,531                              307,781                                320,161

233        May-21                    261        Sep-23                      289        Jan-26

                    290,531                              307,781                                320,161

234        Jun-21                    262        Oct-23                      290        Feb-26

                    290,531                              307,781                                320,161

235        Jul-21                    263        Nov-23                      291        Mar-26

                    296,112                              307,781                                320,161

236        Aug-21                    264        Dec-23                      292        Apr-26

                    296,112                              307,781                                320,161

237        Sep-21                    265        Jan-24                      293        May-26

                    296,112                              307,781                                320,161

238        Oct-21                    266        Feb-24                      294        Jun-26

                    296,112                              307,781                                320,161

239        Nov-21                    267        Mar-24                      295        Jul-26

                    296,112                              307,781                                326,631

240        Dec-21                    268        Apr-24                      296        Aug-26

                    296,112                              307,781                                326,631

241        Jan-22                    269        May-24                      297        Sep-26

                    296,112                              307,781                                326,631

242        Feb-22                    270        Jun-24                      298        Oct-26

                    296,112                              307,781                                326,631

243        Mar-22                    271        Jul-24                      299        Nov-26

                    296,112                              313,880                                326,631

244        Apr-22                    272        Aug-24                      300        Dec-26

                    296,112                              313,880                                326,631

245        May-22                    273        Sep-24                      301        Jan-27

                    296,112                              313,880                                326,631

246        Jun-22                    274        Oct-24                      302        Feb-27

                    296,112                              313,880                                326,631

247        Jul-22                    275        Nov-24                      303        Mar-27

                    301,861                              313,880                                326,631

248        Aug-22                    276        Dec-24                      304        Apr-27

                    301,861                              313,880                                326,631

249        Sep-22                    277        Jan-25                      305        May-27

                    301,861                              313,880                                326,631

250        Oct-22                    278        Feb-25                      306        Jun-27

                    301,861                              313,880                                326,631

251        Nov-22                    279        Mar-25                      307        Jul-27

                    301,861                              313,880                                333,295

252        Dec-22                    280        Apr-25                      308        Aug-27

                    301,861                              313,880                                333,295

253        Jan-23                    281        May-25                      309        Sep-27

                    301,861                              313,880                                333,295

254        Feb-23                    282        Jun-25                      310        Oct-27

                    301,861                              313,880                                333,295

311        Nov-27                    339        Mar-30                      367        Jul-32

                    333,295                              347,228                                369,735

312        Dec-27                    340        Apr-30                      368        Aug-32

                    333,295                              347,228                                369,735

313        Jan-28                    341        May-30                      369        Sep-32

                    333,295                              347,228                                369,735

314        Feb-28                    342        Jun-30                      370        Oct-32

                    333,295                              347,228                                369,735

315        Mar-28                    343        Jul-30                      371        Nov-32

                    333,295                              354,510                                369,735

316        Apr-28                    344        Aug-30                      372        Dec-32

                    333,295                              354,510                                369,735

317        May-28                    345        Sep-30                      373        Jan-33

                    333,295                              354,510                                369,735

318        Jun-28                    346        Oct-30                      374        Feb-33

                    333,295                              354,510                                369,735

319        Jul-28                    347        Nov-30                      375        Mar-33

                    340,158                              354,510                                369,735

320        Aug-28                    348        Dec-30                      376        Apr-33

                    340,158                              354,510                                369,735

321        Sep-28                    349        Jan-31                      377        May-33

                    340,158                              354,510                                369,735

322        Oct-28                    350        Feb-31                      378        Jun-33

                    340,158                              354,510                                369,735

323        Nov-28                    351        Mar-31                      379        Jul-33

                    340,158                              354,510                                377,692

324        Dec-28                    352        Apr-31                      380        Aug-33

                    340,158                              354,510                                377,692

325        Jan-29                    353        May-31                      381        Sep-33

                    340,158                              354,510                                377,692

326        Feb-29                    354        Jun-31                      382        Oct-33

                    340,158                              354,510                                377,692

327        Mar-29                    355        Jul-31                      383        Nov-33

                    340,158                              362,010                                377,692

328        Apr-29                    356        Aug-31                      384        Dec-33

                    340,158                              362,010                                377,692

329        May-29                    357        Sep-31                      385        Jan-34

                    340,158                              362,010                                377,692

330        Jun-29                    358        Oct-31                      386        Feb-34

                    340,158                              362,010                                377,692

331        Jul-29                    359        Nov-31                      387        Mar-34

                    347,228                              362,010                                377,692

332        Aug-29                    360        Dec-31                      388        Apr-34

                    347,228                              362,010                                377,692

333        Sep-29                    361        Jan-32                      389        May-34

                    347,228                              362,010                                377,692

334        Oct-29                    362        Feb-32                      390        Jun-34

                    347,228                              362,010                                377,692

335        Nov-29                    363        Mar-32                      391        Jul-34

                    347,228                              362,010                                385,888

336        Dec-29                    364        Apr-32                      392        Aug-34

                    347,228                              362,010                                385,888

337        Jan-30                    365        May-32                      393        Sep-34

                    347,228                              362,010                                385,888

338        Feb-30                    366        Jun-32                      394        Oct-34

                    347,228                              362,010                                385,888


 395        Nov-34                   411        Mar-36                      427        Jul-37

                     385,888                             394,330                                411,980

 396        Dec-34                   412        Apr-36                      428        Aug-37

                     385,888                             394,330                                411,980

 397        Jan-35                   413        May-36                      429        Sep-37

                     385,888                             394,330                                411,980

 398        Feb-35                   414        Jun-36                      430        Oct-37

                     385,888                             394,330                                411,980

 399        Mar-35                   415        Jul-36                      431        Nov-37

                     385,888                             403,025                                411,980

 400        Apr-35                   416        Aug-36                      432        Dec-37

                     385,888                             403,025                                411,980

 401        May-35                   417        Sep-36                      433        Jan-38

                     385,888                             403,025                                411,980

 402        Jun-35                   418        Oct-36                      434        Feb-38

                     385,888                             403,025                                411,980

 403        Jul-35                   419        Nov-36                      435        Mar-38

                     394,330                             403,025                                411,980

 404        Aug-35                   420        Dec-36                      436        Apr-38

                     394,330                             403,025                                411,980

 405        Sep-35                   421        Jan-37                      437        May-38

                     394,330                             403,025                                411,980

 406        Oct-35                   422        Feb-37                      438        Jun-38

                     394,330                             403,025                                411,980

 407        Nov-35                   423        Mar-37

                     394,330                             403,025

 408        Dec-35                   424        Apr-37

                     394,330                             403,025

 409        Jan-36                   425        May-37

                     394,330                             403,025

 410        Feb-36                   426        Jun-37

                     394,330                             403,025